UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

April 16, 2018

Date of Report (Date of earliest event reported)

DASEKE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37509	47-3913221
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15455 Dallas Parkway, Suite 550 Addison, Texas	75001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 248-0412

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Item 7.01                                           Regulation FD Disclosure

On April 13, 2018, Daseke, Inc. (the “Company”) and Daseke Companies, Inc., a wholly owned subsidiary of the Company, entered into an Arrangement Agreement (the “Agreement”) with Aveda Transportation and Energy Services Inc., a corporation existing under the laws of the Province of Alberta (“Aveda”), and certain other parties.  Pursuant to the Agreement, and subject to the terms and conditions thereof, among other things, Daseke Companies, Inc. has agreed to acquire all of the outstanding common shares of Aveda, and each of the holders of Aveda common shares (other than those who have properly exercised their rights of dissent) will receive, at the holder’s election, C$0.90 in cash, 0.0751 shares of the Company’s common stock or a combination thereof in exchange for each Aveda common share. In addition, the Company has agreed to pay to the holders of Aveda common shares (other than those who have properly exercised their rights of dissent) up to C$0.45 in cash per Aveda common share, which amount is contingent on and based upon Aveda’s Company EBITDA (as defined in the Agreement) meeting certain thresholds set forth in the Agreement during the period specified in the Agreement. Consummation of the transactions contemplated by the Agreement is subject to certain closing conditions, including, among others, approval by Aveda’s shareholders, approval by the Court of Queen’s Bench of Alberta and receipt of applicable regulatory approvals and certain third party consents.

On April 16, 2018, the Company issued a press release relating to the Company’s entry into the Agreement. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K. In addition, on April 16, 2018, the Company will hold a conference call for investors at 11:00 a.m., Eastern Time, to discuss the transactions contemplated by the Agreement. The investor presentation that will be referenced during this conference call is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K. The Company will also post this investor presentation on the “Events & Presentations” section of its website at investors.daseke.com.

Item 9.01.                                        Financial Statements and Exhibits

(d)                                 Exhibits

99.1	Press Release, dated April 16, 2018.

99.2	Investor Presentation titled “Daseke to Acquire Aveda Transportation & Energy Services,” dated April 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DASEKE, INC.

April 16, 2018	By:	/s/ Angie J. Moss
	Name:	Angie J. Moss
	Title:	Senior Vice President, Chief Accounting Officer, Corporate Controller and Assistant Secretary